Exhibit 10.6

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), among each of the signatories hereto (collectively, the “Grantors”) and JORDAN GEOTAS, as representative of the Purchasers named in the Purchase Agreement (as defined below) (in such capacity, the “Secured Party”).

Reference is made to (a) the Secured Note Purchase Agreement dated as of May 15, 2023 (collectively, as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), among JIMMY JANG, L.P., a Delaware limited partnership, BAKER TECHNOLOGIES, INC., a Delaware corporation, JUPITER RESEARCH, LLC, an Arizona limited liability company, and COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation (collectively, the “Borrowers”), TILT HOLDINGS INC., a British Columbia corporation (the “Parent”), the Secured Party, as Noteholder Representative, and the Purchasers; and (b) the Security Agreement dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrowers and certain subsidiaries of the Borrowers, as grantors, the other grantors from time to time party thereto, Parent, and the Secured Party.  The Borrowers have agreed to sell and issue to the Purchasers certain promissory notes subject to the terms and conditions set forth in the Purchase Agreement. Each Grantor is a Borrower, an Affiliate of a Borrower, or the Parent, and is willing to execute and deliver this Agreement as a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement. Accordingly, the parties hereto agree as follows:

1.Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Purchase Agreement or the Security Agreement, as applicable. The rules of construction specified in Section 1 of the Security Agreement also apply to this Agreement.

2.Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Secured Party (for itself and for the benefit of the Purchasers) a lien and security interest (the “Security Interest”) in all of each such Grantor’s right, title and interest in, to and under all of its now owned or hereafter acquired or arising and filed (i) trademarks, trademark registrations, trade names and trademark applications, service marks, service mark registrations, service names and service mark applications, including, without limitation, the trademark registrations and trademark applications listed on Schedule I, attached hereto and made a part hereof, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) any rights corresponding thereto throughout the world; and (ii)the entire goodwill of such Grantor's business including but not by way of limitation such goodwill connected with and symbolized by the Trademarks (all of the foregoing trademarks, service marks, trademark and service mark registrations, trade names, service names and applications, together with the items described in clauses (a) – (d) and (ii), are hereinafter individually and/or collectively referred to as the “Trademark Collateral”).

3.Security Agreement. The Security Interest granted to the Secured Party herein is granted in furtherance, and not in limitation, of the security interests granted to the Secured Party pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4.Termination. Upon the full performance of the Secured Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not pending), the security interest granted herein shall terminate and the Secured Party shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademark Collateral under this Agreement.

5.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:

TILT HOLDINGS INC., a British Columbia corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Interim CEO

JUPITER RESEARCH, LLC, an Arizona limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Signature Page to Trademark Security Agreement

NOTEHOLDER REPRESENTATIVE:

/s/ Jordan Geotas
JORDAN GEOTAS

Signature Page to Trademark Security Agreement

SCHEDULE I

TRADEMARK COLLATERAL

Trademark	Country	Serial No./ Filing Date	Reg. No. / Reg. Date	Owner	Status
STANDARD FARMS	U.S.	97488878 07/05/2022	N/A	Tilt Holdings Inc.	Refused, Prospective Appeal
	U.S.	97290939 03/02/2022	N/A	Tilt Holdings Inc.	Refused, Prospective Appeal
	U.S.	97290936 03/02/2022	N/A	Tilt Holdings Inc.	Refused, Prospective Appeal
INNOVATE CULTIVATE ELEVATE	U.S.	97290934 03/02/2022	N/A	Tilt Holdings Inc.	Refused, Prospective Appeal
LIQUID	U.S.	87225056 11/03/2016	5326028 10/31/2017	Jupiter Research, LLC	Registered
LIQUID 9	U.S.	87224337 11/02/2016	5367649 01/02/2018	Jupiter Research, LLC	Registered
	U.S.	87225146 11/03/2016	5218409 06/06/2017	Jupiter Research, LLC	Registered
KLIK	U.S.	88163924 10/22/2018	5941427 12/24/2019	Jupiter Research, LLC	Registered

Trademark	Country	Serial No./ Filing Date	Reg. No. / Reg. Date	Owner	Status
LIQUID QUE	U.S.	88713150 12/03/2019	6790076 07/12/2022	Jupiter Research, LLC	Registered
DOSE-CTI	U.S.	90128914 08/21/2020	6609388 01/04/2022	Jupiter Research, LLC	Registered
INFINITY	U.S.	88160937 10/18/2018	N/A	Jupiter Research, LLC	Under Appeal
LIQUID	U.S.	97657135 11/01/2022	N/A	Jupiter Research, LLC	Awaiting Examination
THREDZ	U.S.	97685816 11/21/2022	N/A	Jupiter Research, LLC	Awaiting Examination
INFINITY	EU	018054132 04/18/2019	18054132 09/05/2019	Jupiter Research, LLC	Registered
INFINITY	Canada	1958146 04/18/2019	1,154,585 12/01/2022	Jupiter Research, LLC	Registered
LOVO	U.S.	97/911,107 04/27/2023	N/A	Jupiter Research, LLC	Awaiting Examination

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Trademark	Country	Serial No./ Filing Date	Reg. No. / Reg. Date	Owner	Status
THREDZ	EU	1725054 03/20/2023	1725054	Jupiter Research, LLC	Awaiting Examination

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